                                                                Exhibit 10.14(b)


                              FIRST LEASE AMENDMENT

This First Lease Amendment ("First AMENDMENT") is entered into as of April 19, 2000 between Semiconductor Components Industries, LLC with offices at 5005 E. McDowell Road, Phoenix, Arizona 85008 ("SCI") and Motorola, Inc. with offices at 3102 N. 56th Street, Phoenix, Arizona 85018 ("MOTOROLA").

WHEREAS, The parties entered into a lease agreement dated July 31, 1999 (hereinafter the "LEASE") under which SCI leased certain space contained in multiple buildings located at 52nd Street, Phoenix, Arizona (hereinafter the "PREMISES") to Motorola; and

WHEREAS, The parties now wish to amend the Lease and extend the Term (hereinafter the "EXTENSION TERM") with regard to a portion of the space covered by the Lease as listed and described on Exhibit A-l hereto (hereinafter the "EXTENSION PREMISES").

NOW, THEREFORE, in consideration of the mutual covenants, terms and provisions contained herein, the parties agree to amend the Lease as follows:

1. Exhibit A-l specifically describing the Extension Premises and the Extension Term, is attached hereto and incorporated by reference herein, into the Lease effective with this First Amendment as to the Extension Premises. Exhibit A-l replaces Exhibit A to the Lease as to the Extension Premises. Those portions of Exhibit A that do not refer to the Extension Premises continue in full force and effect for the remainder of the Premises. All references in the Lease to Exhibit A shall now apply only to the Premises not part of the Extension Premises.

2. The reference to "Exhibit A" in Paragraph 1 entitled "Premises" of the Lease shall be amended to read: "Exhibit A or Exhibit A-l".

3. The first sentence of Paragraph 2, entitled "Term" is replaced in its entirety as follows:

      The term of this Lease shall commence on 11:59 PM on July 31, 1999 and end on 11:59 PM Arizona time on the relocation date specified on Exhibit A or Exhibit A-l for the particular Premises or Extension Premises, unless otherwise terminated early as provided for herein. Motorola may terminate any or all of the Premises listed on Exhibit A at any time (including during any renewal periods, if any) upon six (6) months written notice to SCI. Motorola may terminate all of the Extension Premises listed on Exhibit A-l at any time (including during any renewal periods, if any) upon twenty-four (24) months written notice to SCI. If Motorola wishes to terminate less than all of the Premises listed on Exhibit A, SCI's advance agreement is required, such agreement not to be unreasonably withheld. Any such agreement shall be memorialized via email between Silvio Jaconelli of SCI and Kathy Downer of Motorola, or their functional replacements.

      The remainder of Paragraph 2, entitled "Term" shall remain the same.

4. A new Paragraph 3A entitled Extension Premises Rent, applicable to the Extension Premises listed on Exhibit A-t, shall be added to the Lease as follows:

      3A.   Extension Premises Rent.

      A. During the Extension Term hereof, Motorola will pay to SCI rent in the annual amount of Eight Million Dollars ($8,000,000) for the Extension Premises. The Motorola Rent shall be paid to SCI at the office of SCI in monthly installments in advance (or at such other time as SCI from time to time may notify Motorola in writing) in the amounts as indicated on Exhibit B entitled "RF-1 Lease Schedule Years 2000 - 2004" attached to this Lease Amendment and incorporated herein. If part of the Extension Premises is terminated as provided for herein, the rental rates listed on Exhibit B shall be reduced proportionately based on the square footage, as set forth on Exhibit A-1, of the portion of Extension Premises terminated, as of the agreed upon date of termination.

      B. The Extension Premises rent does not cover specific charges incurred by Motorola for materials or services from the SCI PDQ machine shop or the SCI EMRI warehouse. The amount of any such charges and the payment terms shall be separately negotiated between the service provider and Motorola.

5. With regard to the Extension Premises only, Paragraphs 3B, 3C, 3D, 3F and 30 are eliminated.

6. Except as modified by this First Amendment, all other terms and conditions of the Lease shall remain the same and in full force and effect.

      IN WITNESS WHEREOF, the parties hereby execute this First Lease Amendment.


SCI, LLC                                  MOTOROLA, INC.

By:    /s/ William L. George              By:    /s/ Bill Dunnigan
       -------------------------------           -------------------------------

Name:  WILLIAM L. GEORGE                  Name:  BILL DUNNIGAN
       -------------------------------           ----------------------------

Title: Sr. V.P. & Chief Mfg.              Title: Corp. V.P. & Dir. Die Mfg.
       -------------------------------           ----------------------------
           & Tech. Officer
       -------------------------------

Date:  4/11/00                            Date:  4/11/00
       -------------------------------           ----------------------------

                                   Exhibit A-l

                                    Premises

                                                Space         Current     Reloc
 Site        Dept              Title            Type            SQ FT     Date
 ----        ----              -----            ----            -----     ----
52nd St      RH279     RF1 DFO SUPPLY          Office             299   12/31/04
52nd St      RH280     RF1 DFO CIM             Office             597   12/31/04
52nd St      RH281     RF1 DFO PRDPLAN         Office             299   12/31/04
52nd St      RH282     RF1 DFO ADMIN           Office           7,660   12/31/04
52nd St      RH570     RF1 PR ENG PHOT         Office             498   12/31/04
52nd St      RH572     RF1 PR ENG DIFFS        Office             100   12/31/04
52nd St      RH573     RF1 PR ENG IMPLT        Office             100   12/31/04
52nd St      RH574     RF1 PR ENG FRME         Office             299   12/31/04
52nd St      RH575     RF1 PR ENG BKGR         Office             299   12/31/04
52nd St      RH576     RF1 PR ENG PROB         Office             299   12/31/04
52nd St      RH577     RF1 PR ENG ETCH         Office             299   12/31/04
52nd St      RH276     RF1 DFO PROBE           Test/La          7,014   12/31/04
52nd St      RH277     RF1 DFO MAINT           Office          14,931   12/31/04
52nd St      RH270     RF1 DFO PHOTO             Fab            2,417   12/31/04
52nd St      RH271     RF1 DFO ETCH              Fab            5,754   12/31/04
52nd St      RH272     RF1 DFO DIFFUS            Fab            6,690   12/31/04
52nd St      RH273     RF1 DFO IMPLT             Fab            2,511   12/31/04
52nd St      RH274     RF1 DFO FRMETL            Fab            3,468   12/31/04
52nd St      RH275     RF1 DFO BKGRND            Fab            2,189   12/31/04
52nd St      RH579     CSDM ENG SUST           Office             697   12/31/04
52nd St      RH579     CSDM ENG R/E            Office             100   12/31/04

                       RF-1 LEASE SCHEDULE YEARS 2000-2004


                                                            2000-2004
---------------------------------------------------------------------------------------------------------------------------------
   JAN       FEB        MAR        APR        MAY        JUNE       JULY       AUG        SEP        OCT         NOV       DEC
---------------------------------------------------------------------------------------------------------------------------------
$615,000   $615,000   $770,000   $615,000   $615,000   $770,000   $615,000   $615,000   $770,000   $615,000   $615,000   $770,000

                                    2000-2004
---------------------------------------------------------------------------------
     Q1               Q2               Q3                Q4             YEAR
---------------------------------------------------------------------------------
$2,000,000.00    $2,000,000.00    $2,000,000.00    $2,000,000.00    $8,000,000.00